UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 7, 2011
StemCells, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-19871	94-3078125

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3155 Porter Drive, Palo Alto, California	94304

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 650.475.3100
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-1.1
EX-5.1
EX-99.1
EX-99.2

Item 8.01. Other Events.
          On November 16, 2010, the Securities and Exchange Commission (the “Commission”) declared effective the Registration Statement on Form S-3 (File No. 333-170300) that StemCells, Inc. (the “Company”) filed on November 3, 2010 with the Commission (the “Registration Statement”). The Registration Statement permits the Company to issue, in one or more offerings, shares of common stock, preferred stock, warrants, or debt securities at an aggregate initial offering price not to exceed $100,000,000.
          On January 7, 2011, the Company entered into a common stock purchase agreement (the “Purchase Agreement”) with certain investors (the “Purchasers”) to sell up to 16,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Shares”), to the Purchasers. 10,000,000 Shares will be offered in an initial offering at a price of $1.00 per Share, which is expected to close on January 7, 2011.
          In addition, the Purchasers received a right to purchase, at their election, an additional 6,000,000 Shares in the aggregate at a price of $1.00 per Share at one or more subsequent closings, which will take place no later than the third trading day after February 18, 2011, subject to certain conditions. Any such election to purchase additional shares may be exercised no more than three times by each Purchaser, in minimum increments of 600,000 Shares per purchaser and per exercise, by written notice from such Purchaser to the Company.
          The Company anticipates raising gross proceeds of $10 million in the initial offering. The net offering proceeds to the Company from the sale of the Shares in the initial offering, after deducting placement fees payable to Chardan Capital Markets, LLC, and other estimated offering expenses payable by the Company, are expected to be approximately $9.4 million.
          In connection with the offerings, the Company is filing as exhibits to this Current Report on Form 8-K the following documents:
•	as Exhibit 1.1, the agreement between the Company and Chardan Capital Markets, LLC, dated January 6, 2011;

•	as Exhibits 5.1 and 23.1, the legal opinion and consent of Ropes & Gray LLP relating to the Shares to be issued and sold in the offerings;

•	as Exhibit 99.1, the form of Common Stock Purchase Agreement between the Company and the Purchasers dated January 7, 2011; and

•	as Exhibit 99.2, the Press Release.
          The foregoing summary of the terms of the Purchase Agreement is subject to, and qualified in its entirety by, the Purchase Agreement attached to this Current Report on Form 8-K as Exhibit 99.1, which is incorporated herein by reference.
          The Company’s press release announcing the offerings is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
No.	Description

1.1	Agreement between the Company and Chardan Capital Markets, LLC, dated January 6, 2011.

5.1	Opinion of Ropes & Gray LLP.

Exhibit
No.	Description

23.1	Consent of Ropes & Gray LLP (contained in Exhibit 5.1 above).

99.1	Form of Common Stock Purchase Agreement between the Company and the Purchasers dated January 7, 2011.

99.2	Press Release of the Company dated January 7, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 7, 2011	StemCells, Inc.
/s/ Ken Stratton
	Name:	Ken Stratton
	Title:	General Counsel

Exhibit Index

Exhibit
Number	Description

1.1	Agreement between the Company and Chardan Capital Markets, LLC, dated January 6, 2011.

5.1	Opinion of Ropes & Gray LLP.

23.1	Consent of Ropes & Gray LLP (contained in Exhibit 5.1 above).

99.1	Form of Common Stock Purchase Agreement between the Company and the Purchasers dated January 7, 2011.

99.2	Press Release of the Company dated January 7, 2011.